EXHIBIT 99

Excerpt from pp. S-4 and S-5
Prospectus Supplement of Entergy Louisiana, Inc.
October 12, 2004

RECENT DEVELOPMENT

On September 23, 2004, Entergy Corporation, our parent company and the parent company of Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and other companies, announced that, based primarily on recent weather patterns and events, it expects its third quarter 2004 earnings to be less than that reported in the comparable period of 2003. Similarly, we expect our third quarter 2004 earnings to be significantly less than that reported in the comparable period of 2003 primarily as the result of weather in our service territory during the third quarter of 2004, which was significantly milder than that experienced in more than a decade.

FORWARD-LOOKING INFORMATION

From time to time, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe that these forward-looking statements and the underlying assumptions are reasonable, we cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors (in addition to others described elsewhere in this prospectus supplement and in subsequent securities filings) include:

  resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory decisions, including those related to the System Agreement and our utility supply plan;
  our ability to reduce our operation and maintenance costs, including the uncertainty of negotiations with unions to agree to such reductions;
  the performance of our generating plants, and particularly the capacity factor at our nuclear generating facility;
  the prices and availability of power we must purchase for our utility customers;
  changes in the financial markets, particularly those affecting the availability of capital and our ability to refinance existing debt and to fund investments and acquisitions;
  actions of rating agencies, including changes in the ratings of debt and preferred stock and changes in the rating agencies' rating criteria;
  changes in inflation and interest rates;
  our ability to purchase and sell assets at attractive prices and on other attractive terms;
  volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities;
  changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of a regional transmission organization that includes our service territory and the establishment of market power criteria by the FERC;
  changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities;
  uncertainty regarding the establishment of permanent sites for spent nuclear fuel storage and disposal;
  resolution of any future application for a license extension for our nuclear generating facility;
  changes in law resulting from proposed energy legislation;
  changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances;
  the economic climate, and particularly growth in our service territory;
  variations in weather, hurricanes, and other disasters;
  advances in technology;
  the potential effects of threatened or actual terrorism and war;
  the effects of litigation;
  changes in accounting standards, corporate governance and securities law requirements; and
  our ability to attract and retain talented management and directors.